SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

                 DATE OF REPORT:                 JUNE 3, 1994


                        TEXAS-NEW MEXICO POWER COMPANY
                          (Exact name of Registrant)


                                    Texas
                           (State of Incorporation)


                    2-97230                        75-0204070
      (Commission File No.)              (IRS Employer
                                       Identification No.)


4100 International Plaza
   Fort Worth, Texas                                                   76109

 (Address of principal                                             (Zip Code)
   executive offices)


        (817) 731-0099
(Registrant's telephone number)

TEXAS-NEW MEXICO POWER COMPANY

FORM 8-K

ITEM 5.  Other Events


     Texas-New Mexico Power Company (TNP) announced on June 2, 1994, that the Court of Appeals, Third District of Texas, has denied all motions for rehearing of the decision rendered on August 25, 1993. The August 1993 ruling related to the 53rd District Court of Texas' decision on appeals of the Public Utility Commission of Texas' (the Commission) final order in Docket No. 9491 (TNP's application to include Unit 1 of TNP One, TNP's Robertson County, Texas, generating facility, in its rate base).

     The Court of Appeals' denial of motions for rehearing affirms the court's positions that:

1      TNP is entitled to an additional $9.1 million in its rate base;

2      TNP One Unit 2 costs were not at issue in Docket No. 9491;

3      the Commission's disallowances of $30.4 million should be upheld; and

4 the Commission erred in failing to pass on to ratepayer's TNP's federal income tax savings for expenses disallowed by the Commission.

  The Court of Appeals' action clears the way for TNP to appeal unfavorable positions, including the disallowances of $30.4 million and the federal income tax issue, to the Texas Supreme Court.

                            SIGNATURE OF REGISTRANT


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TEXAS-NEW MEXICO POWER COMPANY



                                                  BY /s/   M. D. Blanchard

                                                           M. D. BLANCHARD

                                                         Corporate Secretary



Date:  June 3, 1994